Defined Benefit Obligation and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Defined Benefit Obligation and Other Long-Term Liabilities	Defined Benefit Obligation and Other Long-Term Liabilities
The components of defined benefit obligation and other long-term liabilities are as follows:

As at Dec. 31	2022	2021
Defined benefit obligation (Note 32)	150	228
Long-term incentive accruals (Note 31)	8	4
Retail power contract liability	126	—
Other	10	21
Total	294	253
The liability for pension and post-employment benefits and associated costs included in compensation expenses are impacted by estimates related to changes in key actuarial assumptions, including discount rates. The defined benefit obligation has decreased by $78 million to $150 million as at Dec. 31, 2022, from $228 million as at Dec. 31, 2021. The decrease is primarily driven by increases in discount rates in 2022, largely driven by increases in market benchmark rates and the voluntary contribution of $35 million made to the Sunhills Mining Ltd. Pension Plan, partially offset by a decrease in plan assets due to poor market returns.
The Company made a voluntary contribution of $35 million during 2022 to further improve the funded status of the Sunhills Mining Ltd. Pension Plan for the Highvale mine and to support the employees affected by the closure of the Highvale mine in 2021 and our transition off-coal to cleaner sources. The contribution reduces the amount of the Company's future funding obligations, including amounts secured by the letters of credit.
A 1 per cent increase in discount rates would result in a $39 million decrease in the defined benefit obligation. Refer to Note 32 for additional sensitivities impacting the defined benefit obligation.
On Dec. 1, 2022, the Company closed a purchase and sale agreement for customer retail contracts to deliver power and gas, along with power and gas financial swaps. The Company concluded this will be accounted for as an asset acquisition and allocated values to risk management assets of $139 million (level II valuation) and retail power contract liabilities of $129 million within the Gas segment. The retail power contract liabilities acquired represent certain off-market retail power customer contracts for which fair value was determined as the present value of the amount by which contract terms deviated from the terms that a market participant could have achieved at the closing date. The retail contract liability is amortized to other operating income over the remaining term of the contracts based on volumes that will be delivered each month.